Exhibit 10.7
FIFTH AMENDMENT
TO THE
FIFTH THIRD BANCORP 401(K) SAVINGS PLAN
(January 1, 2020 Restatement)
WHEREAS, Fifth Third Bancorp (“Fifth Third”) sponsors the Fifth Third Bancorp 401(k) Savings Plan as amended and restated effective January 1, 2020, and as subsequently amended (the “Plan”);
WHEREAS, Fifth Third desires to amend the Plan to provide service crediting for employees acquired from Dividend Finance Inc.;
WHEREAS, pursuant to Section 12.1(a) of the Plan, Fifth Third reserves the right to amend the Plan at any time; and
WHEREAS, pursuant to Section 12.1(b) of the Plan, Fifth Third delegated authority to the Fifth Third Bank Pension, 401(k) and Medical Plan Committee and its Chairperson to amend the Plan.
NOW, THEREFORE, the Plan is hereby amended effective May 10, 2022 as follows:
1.    Appendix I is amended by addition of the following:

Predecessor Employer	Service Crediting under Appendix	Other Substantive Provisions under Appendix
Dividend Finance Inc.	XXXIV

2.    The Plan is amended by the addition of the attached Appendix XXXIV.
IN WITNESS WHEREOF, Fifth Third has caused this amendment to be executed by its duly authorized representative this 17th day of May, 2022.

FIFTH THIRD BANCORP

By: /s/ Nancy C. Pinckney___________________
Chairperson for the Fifth Third Bank Pension
401(k) and Medical Plan Committee

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FIFTH THIRD BANCORP
401(K) SAVINGS PLAN
APPENDIX XXXIV
Dividend Finance Inc.
1.    Dividend Employee. For purposes of this Appendix, “Dividend Employee” means an individual who immediately prior to the acquisition of Dividend Finance Inc. (“Dividend”) was employed by Dividend and became an “Employee” on May 10, 2022.
2.    Past Service Credit. Each Dividend Employee shall be credited with Service under Section 2.55(a)(5) of the Plan for his or her service with Dividend. Such service shall be determined under rules comparable to those under Section 2.55(a)(1), (2) and (3). Such service shall be taken into account in determining Eligibility Service and Vesting Service.
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